Exhibit 10.26AF

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

THIRTY-SEVENTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Thirty-seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, pursuant to the terms of the Agreement, CSG provides and Customer consumes SmartColor Printing for the fees, and pursuant to the terms, specified in Schedule F to the Agreement; and

WHEREAS, pursuant to discussions between CSG and Customer, the Parties agree to amend the invoicing terms related to  SmartColor Printing provided by CSG to Customer more particularly described in “Note 32.”

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (defined below):

1.

Schedule F, “Fees Schedule,” “1. CSG SERVICES,” Section III, “Payment Procurement,” Section A, “Direct Solutions (Print and Mail),” of the Agreement, subsection 3, ”SmartColor,” each of line items (b) and (c) “Print Processing Fee,” shall be amended to add reference in such line items to “Note 32” and “Note 32” shall be amended to add additional terms.

2.	As a result, subsection 3, ”SmartColor,” and “Note 32” referenced in Section 1 above, shall be deleted in their entirety and replaced as follows:

3. SmartColor Printing
a.Set-Up Fee (Note 13) (Note 28)	[*** ****]	[*****]
b.Print Processing Fee - up to and including [****** ******* (**%)] ink saturation (per [******** ****]) (Note 10) (Note 32)	[*******]	[$******]
c.Print Processing Fee for ink saturation in excess of [****** ******* (**%)] and up to and including [****** ******* (**%) (per ******** ****)] (Note 10) (Note 11) (Note 32)	[*******]	[$******]
d.Additional Logical Page-Ad/Coupon-SmartColor Ad Pages [(****** ** ********** ******** ****) (per ******* ****, per ****** *********)] (Note 6)	[*******]	[$******]

Exhibit 10.26AF

Note 32:  For invoicing purposes only, and for Connected Subscribers only, the following shall occur:

•

Materials as reflected in 8.a.1 [(*****)], 8.d.1.i.1 [(******* ********)], and 8.d.2.i.1 [(***** ********)] shall be [*****] to the Statement Processing [***** ******** **** ********** ***] as reflected in 2.a.

•	Materials as reflected in 8.a.1 [(*****)], shall be [*****] to the Statement Processing [********** ******** **** ********** ***] as reflected in 2.b.
•

Materials as reflected in 8.a.1 [(*****)], 8.d.1.i.1 [(******* ********)], and 8.d.2.i.1 [(***** ********)] shall be [*****] to the Customer Letters [***** ******** **** ********** ***] as reflected in 4.a.

•	Materials as reflected in 8.a.1 [(*****)], shall be [*****] to the Customer Letters [********** ******** **** ********** ***] as reflected in 4.b.
•

SmartColor Print Processing fees as reflected, respectively, in 3.b and 3.c. shall be [*****] to both the Statement Processing [***** ******** **** ***] as reflected in 2.a and the Statement Processing [********** ******** **** ***] as reflected in 2.b.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: SVP – Billing Strategy and Operation	Title: Gregory L. Cannon
Name: Mike Ciszek	Name: SVP, General Counsel & Secretary
Date: 1/16/2020	Date: 1/17/2020